Exhibit 99.2

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com 000001 Mr A Sample Designation (if any) Security Class Add1 123 Add2 add3 Holder Account Number add4 add5 C1234567890 XXX add6 Fold Form of Proxy - Annual General and Special Meeting to be held on June 7, 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has speci ed a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identied in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. Fold 8. This proxy should be read in conjunction with the information circular and other proxy materials provided by Management. Proxies submitted must be received by 9:00 AM, Pacic Time on June 5th, 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet Call the number listed BELOW from a touch tone Go to the following web site: telephone. www.investorvote.com 1-866-732-VOTE (8683) Toll Free Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456789012345 CPUQC01.E.INT/000001/i1234 01EROA

XXX 123 Appointment of Proxyholder I/We being holder(s) of Zymeworks Inc. hereby appoint(s): Print the name of the person you are Neil Klompas, CFO, or failing him, Ali Tehrani, President and CEO, appointing if this person is someone OR other than Neil Klompas, CFO, or Ali Tehrani, President and CEO. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder seest) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of Zymeworks Inc. to be held at 1385 West 8th Avenue, Vancouver, British Columbia, V6H 3V9 on June 7, 2018 at 9:00 AM, Pacific Time and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Withhold For Withhold 01. Ali Tehrani 02. Nick Bedford For Withhold 2. Appointment of Auditors Appointment of KPMG LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to x their remuneration. For Against 3. Amendment and Restatement of Stock Option Plan To consider, and if deemed appropriate, to pass with or without variation, an ordinary resolution approving the proposed amendments to Zymeworks’ stock option plan, as more particularly described in the accompanying management information circular. For Against 4. Amendment and Restatement of Employee Stock Purchase Plan To consider, and if deemed appropriate, to pass with or without variation, an ordinary resolution approving the proposed amendments to Zymeworks’ employee stock purchase plan, as more particularly described in the accompanying management information circular. Authorized Signature(s) – This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are MM / DD / YY indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements – Mark this box if you Annual Financial Statements – Mark this box if you would like to receive Interim Financial Statements and would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis accompanying Management’s Discussion and Analysis by mail. by mail. If you are not mailing back your proxy, you may register online to receive the above nancial report(s) by mail at www.computershare.com/mailinglist. YZMQ 249567 XXXX AR1 999999999999 01ERPB